SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              COMMSCOPE, INC.
---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)
---------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                              COMMSCOPE, INC.

                                                             March 30, 2001

Dear Stockholder:

     You are cordially  invited to the Annual Meeting of Stockholders  (the
"Annual Meeting") of CommScope, Inc., a Delaware corporation (the "Company"), to be held on May 4, 2001 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     At the Annual Meeting we will review the Company's activities in 2000, as well as the outlook for 2001. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States. This year, if your shares are held in a participating bank or brokerage account, you may be eligible to vote over the Internet, or by telephone, as an alternative to mailing the traditional proxy card. Please see "Voting Electronically via the Internet or Telephone" in the Proxy Statement for further details.

     You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted by Internet or telephone.

                                          Sincerely,

                                          /s/ Frank, M. Drendel

                                          Frank M. Drendel
                                          Chairman of the Board and
                                          Chief Executive Officer

                              COMMSCOPE, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc. (the "Company") will be held on May 4, 2001, at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     The Annual Meeting will be conducted:

1. To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

     Proposal One:  To elect two Class I directors  for terms ending at the
                    2004 Annual Meeting of Stockholders;

     Proposal Two:  To ratify the  appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 2001 fiscal year.

2.   To transact such other business as may properly come before the Annual
     Meeting.

     Stockholders of record at the close of business on March 20, 2001 will be entitled to notice of and to vote at the Annual Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Frank B. Wyatt, II

                                        Frank B. Wyatt, II
                                        Secretary

March 30, 2001

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you elected to receive the 2001 Proxy Statement and 2000 Annual Report electronically over the Internet you will not receive a paper proxy and YOU should vote online, unless you cancel your enrollment. If your shares are held in a PARTICIPATING bank or brokerage account and you did not elect to receive materials through the Internet, you may be eligible to vote your proxy over the Internet or by telephone. Please SEE "VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE" IN THE PROXY STATEMENT FOR FURTHER DETAILS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                              COMMSCOPE, INC.

                 1375 LENOIR-RHYNE BOULEVARD, P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28603

                     ---------------------------------

                              PROXY STATEMENT

     This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 4, 2001 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: PROPOSAL ONE: To elect two Class I directors for terms ending at the 2004 Annual Meeting of Stockholders; and PROPOSAL
Two: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 2001 fiscal year.

     The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

     The Board of Directors of the Company has fixed the close of business on March 20, 2001 (the "Annual Meeting Record Date") as the record date for determining the holders of outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 51,360,367 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed or sent electronically to each stockholder entitled to vote at the Annual Meeting on or about March 30, 2001.

     On July 28, 1997, the Company became an independent public company when it was spun off (the "Spin-off") from its parent company, General Instrument Corporation (subsequently renamed General Semiconductor, Inc.).

                      VOTING AND REVOCATION OF PROXIES

VOTING

     Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

     The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, is required to approve Proposal Two.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of the holders of a majority of the shares entitled to vote on a proposal and present at the Annual Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter (other than the election of directors) and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s).

     In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the
Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE

     Stockholders whose shares are registered in the name of a bank or brokerage and who elected to receive the Company's 2000 Annual Report and this Proxy Statement over the Internet will be receiving an email on or about March 30, 2001 with information on how to access stockholder information and instructions for voting. If your shares are registered in the name of a participating bank or brokerage firm and you have not elected to receive the Company's 2000 Annual Report and this Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A number of banks and brokerage firms are participating in the ADP Shareholder Preference Database program. This program provides eligible stockholders who receive a paper copy of a company's annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

REVOCATION

     Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice of revocation to the Secretary of the Company or by executing a later-dated proxy. In addition, voting by telephone, Internet or mail will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                    PROPOSAL ONE: ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of six directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the 2001 Annual Meeting; two Class II Directors, whose terms expire at the 2002 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2003 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are presently serving as directors of the Company. Information concerning the nominees for director is set forth below.

NOMINEES FOR TERMS ENDING AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

     BOYD L. GEORGE, age 59, is Chairman of the Board and Chief Executive Officer of Alex Lee, Inc. (subsidiaries of Alex Lee, Inc. include:
Merchants Distributors, Inc., a wholesale food distributor; Institution Food-House, Inc., a foodservice distributor; and Lowe's Food Stores, Inc., a retail operation). Mr. George has been Chairman and Chief Executive Officer of Alex Lee, Inc. since the company was founded in 1992 and served as President from 1992 to 1995. Mr. George joined a subsidiary of Alex Lee, Inc. in 1969 and has served, and continues to serve, in various positions, including Chairman and Chief Executive Officer for such subsidiary as well as for other subsidiaries.

     GEORGE N. HUTTON, JR., age 71, is and has been a private investor for more than 15 years. He is a former director of Sprint Corporation and of M/A Com Inc.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES WILL BE VOTED "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                         MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS OF THE COMPANY

     The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom has served since the Spin-off (other than Mr. Faircloth, who has served since February 11, 1999).

NAME, AGE AND CURRENT                  TERM
PRINCIPAL OCCUPATION                  EXPIRES               INFORMATION
--------------------                  -------               -----------
Edward D. Breen, 45                    2002     Edward  D. Breen  is  Exec-
  Executive Vice President of                   utive  Vice  President   of
  Motorola, Inc. and President of               Motorola, Inc. ("Motorola")
  Motorola's Networks Sector                    and   President,   Networks
                                                Sector.  He  was  Executive
                                                Vice President of Motorola,
                                                and President of Motorola's
                                                Broadband    Communications
                                                Sector from January 2000 to
                                                January   2001.   Prior  to
                                                joining Motorola, Mr. Breen
                                                was   Chairman   and  Chief
                                                Executive     officer    of
                                                General          Instrument
                                                Corporation,       formerly
                                                NextLevel   Systems,   Inc.
                                                ("GI"),  from December 1997
                                                to  January   2000,   after
                                                having   served  as  acting
                                                Chief Executive Officer and
                                                President   of   GI   since
                                                October    1997.   He   was
                                                President     of    General
                                                Instrument    Corporation's
                                                Broadband   Networks  Group
                                                from February 1996 and Vice
                                                President     of    General
                                                Instrument Corporation from
                                                November   1994  until  the
                                                Spin-off.  He was Executive
                                                Vice President, Terrestrial
                                                Systems      of     General
                                                Instrument     Corporation,
                                                from    October   1994   to
                                                January   1996  and  Senior
                                                Vice  President of Sales of
                                                General          Instrument
                                                Corporation  from June 1988
                                                to  October  1994.  He is a
                                                director of VIA  NET.WORKS,
                                                INC.

Frank M. Drendel, 56                   2003     Frank  M.  Drendel has been
  Chairman and Chief                            Chairman  and  Chief Execu-
  Executive Officer                             tive Officer of the Company
  of the Company                                since     the     Spin-off.
                                                He served as a director  of
                                                GI  Delaware,  a subsidiary
                                                of    General    Instrument
                                                Corporation,     and    its
                                                predecessors  from  1987 to
                                                1992.  He was a director of
                                                General          Instrument
                                                Corporation from 1992 until
                                                the  Spin-off  and GI  from
                                                the Spin-off  until January
                                                5,  2000.  He has served as
                                                President  and  Chairman of
                                                CommScope  NC,  currently a
                                                subsidiary  of the Company,
                                                from  1986  to  1997,   and
                                                Chief Executive  Officer of
                                                CommScope NC since 1976. He
                                                is  a  director  of  Nextel
                                                Communications,       Inc.,
                                                Corvis Corporation,  C-SPAN
                                                and  the   National   Cable
                                                Television Association.

NAME, AGE AND CURRENT                  TERM
PRINCIPAL OCCUPATION                  EXPIRES               INFORMATION
--------------------                  -------               -----------
Duncan M. ("Lauch")                    2003     Duncan  M. ("Lauch")  Fair-
  Faircloth, 73                                 cloth   has  spent  approx-
  Private Investor,                             imately  50 years, and con-
  Former U.S. Senator                           tinues  to spend  time,  in
                                                the private business sector
                                                building several businesses
                                                in             agriculture,
                                                construction,  real  estate
                                                and automobile dealerships.
                                                He  is  also  a   long-time
                                                private    investor.    Mr.
                                                Faircloth   was  a   United
                                                States  Senator  from  1993
                                                through  January  1999.  He
                                                served   on   the    Senate
                                                Appropriations   Committee,
                                                the  Banking,  Housing  and
                                                Urban Affairs Committee and
                                                the     Small      Business
                                                Committee.   He   was   the
                                                chairman       of       two
                                                subcommittees     -     the
                                                Appropriations Subcommittee
                                                on the District of Columbia
                                                and       the       Banking
                                                Subcommittee  on  Financial
                                                Institutions and Regulatory
                                                Relief.  Mr. Faircloth also
                                                served as  Chairman  of the
                                                North   Carolina    Highway
                                                Commission   from  1969  to
                                                1973 and  Secretary  of the
                                                North  Carolina  Department
                                                of  Commerce  from  1977 to
                                                1983.

Boyd L. George, 59                     2001     Boyd L.  George is Chairman
  Chairman of the Board                         of  the  Board  and   Chief
  and Chief Executive                           Executive  Officer of  Alex
  Officer of Alex Lee, Inc.                     Lee, Inc.  (subsidiaries of
                                                Alex  Lee,  Inc.   include:
                                                Merchants     Distributors,
                                                Inc.,   a  wholesale   food
                                                distributor;    Institution
                                                Food   House,    Inc.,    a
                                                foodservice    distributor;
                                                and  Lowe's  Food   Stores,
                                                Inc., a retail  operation).
                                                Mr.    George    has   been
                                                Chairman      and     Chief
                                                Executive  Officer  of Alex
                                                Lee, Inc. since the company
                                                was  founded  in  1992  and
                                                served  as  President  from
                                                1992 to  1995.  Mr.  George
                                                joined a subsidiary of Alex
                                                Lee,  Inc.  in 1969 and has
                                                served,  and  continues  to
                                                serve,      in      various
                                                positions,        including
                                                Chairman      and     Chief
                                                Executive  Officer for such
                                                subsidiary  as  well as for
                                                other subsidiaries.

George N. Hutton, Jr., 71              2001     George  N.  Hutton,  Jr. is
  Private Investor                              and has been a  private in-
                                                vestor  for  more  than  15
                                                years.   He  is  a   former
                                                director      of     Sprint
                                                Corporation  and of M/A Com
                                                Inc.

NAME, AGE AND CURRENT                  TERM
PRINCIPAL OCCUPATION                  EXPIRES               INFORMATION
--------------------                  -------               -----------
James N. Whitson, 66                   2002     James N. Whitson has served
  Director of various                           and continues to serve as a
  organizations                                 director     of     Sammons
                                                Enterprises,  Inc. ("SEI"),
                                                a  privately-owned  company
                                                engaged in life  insurance,
                                                industrial  and  oil  field
                                                distribution,     equipment
                                                sales  and   rentals,   and
                                                bottled water,  since 1973,
                                                and   as   Executive   Vice
                                                President     and     Chief
                                                Operating  Officer  of  SEI
                                                from 1989 until March 1998,
                                                when  he  retired.  He is a
                                                director/trustee   of   the
                                                Seligman      Group      of
                                                Investment  Companies and a
                                                director of C-SPAN.

COMPENSATION OF DIRECTORS

     Employee directors do not receive additional compensation for serving on the Company's Board of Directors. Nonemployee directors receive an annual retainer of $25,000, and committee chairmen receive an additional $5,000 retainer. The nonemployee directors' remuneration is paid quarterly unless payment is deferred. In addition, each nonemployee director, upon initial election to the Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. If a director remains in office, a similar option is granted every three years.

     On December 14, 2000, the Company amended the Amended and Restated CommScope 1997 Long-Term Incentive Plan (the "1997 LTIP") to provide that nonemployee directors may be granted stock options under the 1997 LTIP in addition to the automatic grants described above. No such additional grants of stock options were made to nonemployee directors in 2000.

COMMITTEES OF THE BOARD OF DIRECTORS - BOARD MEETINGS

     The Board of Directors of the Company held six meetings in 2000. Each incumbent director attended (i) 75% or more of all meetings of the Board of Directors and (ii) all meetings of the Board Committees on which they served.

     The Company has Audit, Compensation and Executive Committees of the Board of Directors. Members of the Audit and Compensation Committees are not employees of the Company. The Company has no nominating or similar committee.

     AUDIT COMMITTEE. The Audit Committee's principal functions are to review the scope of the annual audit of the Company's consolidated financial statements by its independent auditors, review the annual consolidated financial statements of the Company and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year, review the independence of the independent auditors, review the adequacy and scope of the internal audit plan, and review any significant internal audit findings. The members of the Audit Committee are the following nonemployee directors: Mr. Whitson, Chairman, Mr. Breen and Mr. George. All members of the Audit Committee are independent, financially literate, and at least one member has accounting and financial management expertise. The Audit Committee held three meetings in 2000.

     COMPENSATION COMMITTEE. The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends option grants or awards under these plans.

In addition, the Compensation Committee makes recommendations to the Company's Board of Directors with respect to the compensation of the Chief Executive Officer and determines the compensation of the other senior executives. The Compensation Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are the following nonemployee directors: Mr. Hutton, Chairman, and Mr. Faircloth. The Compensation Committee held four meetings in 2000.

     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Mr. Drendel, Chairman, Mr. Breen and Mr. George. The Executive Committee held one meeting in 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2000, the Company leased an aircraft and hangar from companies owned by Frank M. Drendel, Chairman and Chief Executive Officer of the Company, for an aggregate amount of approximately $88,000, including certain reimbursable expenses associated with such aircraft usage. Mr. Drendel is a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communication services. In 2000, Nextel Communications, Inc. purchased products from the Company for an aggregate amount representing less than 2% of the Company's total sales.

     Edward D. Breen, a director of the Company, was Executive Vice President of Motorola and President of Motorola's Broadband Communications Sector in 2000. In 2000, Motorola purchased products and services from the Company for an aggregate amount representing less than 1% of the Company's total sales and the Company purchased property in Brazil from Motorola for approximately $7 million.

     Boyd L. George, a director of the Company, is Chairman and Chief Executive Officer of Alex Lee, Inc., the parent of Lowe's Food Stores, Inc. In 2000, the Company purchased holiday gift certificates for all of its North Carolina area employees (as an employee benefit) from Lowe's Food Stores, Inc. for an aggregate payment of approximately $103,000.

     The Company believes that the terms of each of the transactions described above were no less favorable to the Company than the terms which could be obtained from unrelated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that, during the year ended December 31, 2000, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICER COMPENSATION

     SUMMARY OF COMPENSATION. The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company.

                         SUMMARY COMPENSATION TABLE



                                                     LONG-TERM
                                                     COMPENSATION
                           ANNUAL COMPENSATION(a)    AWARDS
                           ----------------------    ------------
                                                     SECURITIES
      NAME AND                    BASE               UNDERLYING     ALL OTHER
  PRINCIPAL POSITION     YEAR    SALARY      BONUS   OPTIONS(#)(b)  COMPENSATION
  ------------------     ----    ------      -----   -------------  ------------

Frank M. Drendel.....    2000  $ 525,475   $322,158     120,000   $ 15,707(c)
  Chairman and Chief     1999    502,761    424,833      56,300     16,263
  Executive Officer      1998    475,008    316,999     101,800     19,558

Brian D. Garrett.....    2000  $ 315,265   $178,415      57,900   $ 15,666(c)
  President and Chief    1999    301,640    259,086      32,650     15,673
  Operating Officer      1998    285,000    175,566      50,040     17,088

Jearld L. Leonhardt..    2000  $ 248,892   $140,853      38,700   $ 15,229(c)
  Executive Vice         1999    238,135    199,507      22,500     15,510
  President and  Chief   1998    225,000    138,605      50,040     17,884
  Financial Officer

Gene W. Swithenbank..    2000  $ 221,251   $125,210      31,400   $ 15,196(c)
  Executive Vice         1999    211,686    153,629      15,000     15,422
  President,             1998    199,992    112,937      27,100     18,033
  CATV Sales and
  Marketing

Frank J. Logan.......    2000  $ 221,251   $118,950      13,200   $ 15,196(c)
  Executive Vice         1999    211,686    129,146      11,950     15,422
  President,             1998    199,992    103,697      27,100     18,033
  International Sales

--------------------
(a) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(b) Reflects the number of shares of Common Stock underlying options granted.

(c) Amounts for 2000 reflect (i) the matching contribution under the CommScope, Inc. of North Carolina Employees Retirement Savings Plan (the "Employees Retirement Savings Plan") in the amount of $3,162,
     $3,400,  $3,052,  $3,055  and  $3,055  for 2000 on behalf  of  Messrs.
     Drendel, Garrett,  Leonhardt,  Swithenbank,  and Logan,  respectively,
     (ii) the profit sharing allocation of $7,257 to the account of each of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan under the Employees Retirement Savings Plan for 2000, (iii) payment by the Company in 2000 of cash amounts in lieu of profit sharing allocations to their respective Employees Retirement Savings Plan accounts of $4,590 on behalf of each of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan and (iv) payment by the Company in 2000 of premiums of $698, $419, $330, $294 and $294 for term life insurance on behalf of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, respectively.

STOCK OPTIONS

     GRANT OF OPTIONS. The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 2000 to the executives listed in the Summary Compensation Table.

                     OPTION GRANTS IN LAST FISCAL YEAR

                                                                POTENTIAL
                                                               REALIZABLE
                                                                VALUE AT
                                                             ASSUMED ANNUAL
                                                                RATES OF
                                                               STOCK PRICE
                                                              APPRECIATION
                                                                  FOR
                             INDIVIDUAL GRANTS               OPTION TERM(a)
                  ---------------------------------------    --------------
                              PERCENT
                              OF TOTAL
                              OPTIONS
                              GRANTED
                  NUMBER OF     TO
                  SECURITIES  EMPLOY-  EXER-
                  UNDERLYING  EES IN   CISE
                    OPTIONS   FISCAL   PRICE   EXPIRATION
     NAME            (#)(b)    YEAR    ($/SH)     DATE      5%($)       10%($)
------------------  -------   ------   ------   --------  ----------  ----------
Frank M. Drendel..  120,000    8.3     $17.25   12/14/10  $1,301,812  $3,299,047

Brian D. Garrett..   57,900    4.0     $17.25   12/14/10  $  628,124  $1,591,790

Jearld L.
Leonhardt.........   38,700    2.7     $17.25   12/14/10  $  419,834  $1,063,943

Gene W.
Swithenbank.......   31,400    2.2     $17.25   12/14/10  $  340,641  $  863,251

Frank J. Logan.....  13,200    0.9     $17.25   12/14/10  $  143,199  $  362,895

--------------------
(a) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Commission and do not represent the Company's estimate of stock price appreciation.

(b) Represents options granted under the 1997 LTIP. These options become exercisable with respect to one-third of the shares covered thereby on December 14, 2001, 2002 and 2003. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.

     AGGREGATED OPTION EXERCISES AND YEAR-END VALUE. The following table sets forth as of and for the year ended December 31, 2000, for each of the executives listed in the Summary Compensation Table (i) the aggregated shares acquired upon exercise of stock options during the year; (ii) the value realized upon exercise of those options; (iii) the total number of unexercised options for Common Stock (exercisable and unexercisable) held at fiscal year-end; and (iv) the value of such options which were in-the-money at fiscal year-end (based on the difference between the closing price of Common Stock on the last day of the year and the exercise price of the option on such date).

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

                                                                  VALUE OF
                                        NUMBER OF SECURITIES     UNEXERCISED
                                            UNDERLYING           IN-THE-MONEY
                                         UNEXERCISED STOCK      STOCK OPTIONS
                                         OPTIONS AT FISCAL        AT FISCAL
                                            YEAR-END(#)         YEAR-END ($)(a)
                                         ------------------  -------------------
                   SHARES
                  ACQUIRED
                     ON      VALUE
                   EXER-     REAL-       EXER-   UNEXER-     EXER-      UNEXER-
    NAME           CISE(#)   IZED($)    CISABLE  CISABLE    CISABLE     CISABLE
-----------------  -------   ---------  -------  -------  ----------   ---------

Frank M.
Drendel.........    --         --       480,927  246,609  $1,632,192   $ 241,775

Brian D.
Garrett.........   77,443   $2,769,059  145,454  120,337  $  430,641   $ 104,828

Jearld L.
Leonhardt.......    --         --       186,822   94,370  $  693,444   $ 104,828

Gene W.
Swithenbank.....   10,618   $ 416,787   103,469   65,125  $  344,283   $  64,419

Frank J. Logan..    --         --       113,360   44,892  $  373,255   $  64,419

--------------------
(a) Based on the difference between the closing price of $16.5625 per share at December 29, 2000, as reported on the NYSE Composite Tape and the exercise price of the option on such date.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan (the "SERP") is maintained for the benefit of certain executives of the Company and its subsidiaries. The SERP provides for the payment of a monthly retirement (or early retirement) benefit to participants who retire from the Company on or after age 65 (or, for early retirement benefits, on or after age 55 with ten years of service). All individuals who were participants in the SERP on August 22, 1990, including Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan, are fully vested in their benefits under the SERP and, thus, could retire prior to attaining age 65 (or age 55 in the case of early retirement) and receive a deferred benefit.

     The benefits provided under the SERP are payable over 15 years and are equal to a specified percentage, which does not exceed 50%, of the participant's highest consecutive 12 months of base salary during the participant's final 60 months of employment. Early retirement benefits are subject to actuarial reductions. Based on compensation earned for the calendar year which ended December 31, 2000, the estimated annual benefits payable to Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Logan on or after attaining age 65 are $175,158, $105,088, $82,964, $73,750, and
$73,750, respectively.

     Pursuant to the terms of the SERP, in the event of a change in control of the Company (as defined in the SERP), each participant employed by the Company immediately prior to the change in control shall become immediately and fully vested in their pension benefits payable upon retirement.

EMPLOYMENT AGREEMENTS

     In November 1988, Frank M. Drendel entered into an employment agreement (the "Agreement") with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.

SEVERANCE PROTECTION AND SEPARATION AGREEMENTS

     The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements have a two-year term which is automatically extended for one year upon each anniversary of the agreement unless notification is given to either the Company or the executive.

     The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months of a Change in Control (as defined in the agreement) of the Company if such termination is (i) for any reason other than by the Company for cause or disability or by reason of the executive's death or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the highest bonus that would be payable to the executive in the year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a PRO RATA bonus
(calculated up to the executive's termination date). The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers (in each case, a "Continuation Period"). If, at the end of the Continuation Period, the executive is not employed by another employer (including self-employment), the executive will receive for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive's base amount and the executive's bonus amount. The executive will also receive limited reimbursement for out placement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any severance plan or any other plan, agreement or arrangement of the Company or any of its affiliates. If the executive's employment is terminated without cause (i) within six months prior to a Change in Control or (ii) prior to the date of a Change in Control but (A) at the request of a third party who effectuates a Change in Control or (B) otherwise in connection with, or in anticipation of, a threatened Change in Control which actually occurs, such termination shall be deemed to have occurred after the Change in Control.

     If the executive's employment is terminated by the Company for cause or disability, by reason of the executive's death or by the executive other than for Good Reason, the Company shall pay to the executive his accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive's death, the executive will receive a PRO RATA bonus in addition to accrued compensation.

     The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.

OTHER CHANGE IN CONTROL ARRANGEMENTS

     Following is a brief  description of the change in control  provisions
included  in  each  of  the  Company's  employee   compensation  plans  and
arrangements.

     ANNUAL INCENTIVE PLAN. The CommScope, Inc. Annual Incentive Plan (the "Annual Incentive Plan") is the Company's annual cash bonus incentive plan for the Chief Executive Officer and certain other key employees. In the event of a change in control of the Company (as defined in the Annual Incentive Plan), within 60 days thereafter, the Company will pay to each participant in the Annual Incentive Plan immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) a PRO RATA portion of his or her bonus award assuming that all performance percentages are 100%.

     DEFERRED COMPENSATION PLAN. The CommScope, Inc. of North Carolina Deferred Compensation Plan (the "Deferred Compensation Plan") allows a select group of management or highly compensated employees to defer a percentage of compensation or a specified dollar amount each year; up to 50% of base salary and 100% of bonus earned. Amounts deferred are payable in a lump sum or in annual installments pursuant to the terms of an irrevocable election made by the participant or earlier upon termination of the participant's employment.

     Upon a change in control of the Company (as defined in the Deferred Compensation Plan), the Deferred Compensation Plan will terminate and each participant will be paid his or her entire deferred account balance in a single lump sum.

     1997 LTIP. The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, phantom stock, director shares and tandem awards to employees, officers, and directors of the Company and its subsidiaries. The Compensation Committee selects those individuals to whom options and awards will be granted, and determines the type, size and other terms and conditions of such options and awards, including the vesting provisions and/or restrictions relating to such awards. Pursuant to the terms of the 1997 LTIP and subject to an optionee's rights under his or her option or award agreement, in the event of a change in control of the Company (as defined in the 1997 LTIP), all stock options granted pursuant to the 1997 LTIP will become immediately and fully exercisable.

COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, determines the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company's overall compensation policies, administers and grants awards under the 1997 LTIP and administers the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

     In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership,
(ii) base salary and (iii) annual bonus.

STOCK OWNERSHIP.
---------------

     The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a broad and deep stock option program.

     On March 20, 2000, the Board of Directors approved an amendment to the 1997 LTIP, and on May 5, 2000, the Company's stockholders approved the amendment. The amendment to the 1997 LTIP increased the number of shares of Common Stock available for issuance under the plan by 2 million shares. During 2000, the Company awarded options under the 1997 LTIP to purchase an aggregate of approximately 402,750 shares of Common Stock to 10 executive officers (including executive officers named in the Summary Compensation Table other than the Chief Executive Officer). The exercise price of each of these options as of the date of grant was the closing market price per share of Common Stock on the date of grant.

     Management recommends to the Compensation Committee those executive officers and other significant employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company.

     To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and normally are not exercisable until one year after the date of grant. It is expected that future awards under the 1997 LTIP will be made periodically in furtherance of the goals described above.

BASE SALARY.
-----------

     The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

     During 2000, each of the 10 executive officers (including executive officers named in the Summary Compensation Table) received base salary increases. These increases were based upon each officer's individual services rendered, level and scope of responsibility and experience. Also taken into account was the relationship of the compensation of such officers to the compensation of officers occupying comparable positions in other organizations.

ANNUAL INCENTIVE BONUS.
----------------------

     The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company. In addition, awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer's achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership. Under the Annual Incentive Plan, in 2000 management recommended, and the Compensation Committee established, for each executive officer a bonus target percentage of that officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. The target award percentage for executive officers (other than the Chief Executive Officer) for 2000 ranged from 30% to 60%. The target award percentage for the Chief Executive Officer was 65%. Because the Company's performance target for 2000 basic earnings per share was achieved, in 2001 bonus awards equal to 94.32% of each officer's target award were paid with respect to performance in 2000 (see "Summary Compensation Table - Bonus").

CHIEF EXECUTIVE OFFICER COMPENSATION.
------------------------------------

     Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since July 1997. In 2000, the Compensation Committee recommended and the Board of Directors of the Company approved the increase of Mr. Drendel's annual salary rate from $508,000 to $528,000, effective March 1, 2000, and the continuation of his target bonus percentage under the Annual Incentive Plan of 65%. The Compensation Committee recommended and on December 14, 2000, Mr. Drendel was granted an option to purchase 120,000 shares of Common Stock with a per share exercise price of $17.25, the closing market price of the Common Stock on the date of the grant. The increase in Mr. Drendel's salary and the continuation of his target bonus percentage was determined based on factors such as the Company's overall performance, Mr. Drendel's individual performance, and the compensation of similarly situated executives at comparable corporations.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).
----------------------------------------------------

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year.

Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

     The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter can qualify as "performance-based compensation" and would be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer qualify as "performance-based" compensation and, if so qualified, would be deductible. No executive officer's compensation in 2000 exceeded $1 million. It is not expected that any executive officer's compensation will be non-deductible in 2001 by reason of the application of Section 162(m).

     Respectfully submitted,

COMPENSATION COMMITTEE

GEORGE N. HUTTON, JR., CHAIRMAN
DUNCAN M. FAIRCLOTH

                       REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate. A copy of the Audit Committee Charter has been included as Annex A to this Proxy Statement.

     This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and the Company's independent public accountants; (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

     The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte & Touche LLP, as discussed above and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

     Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     Respectfully submitted,

AUDIT COMMITTEE

JAMES N. WHITSON, CHAIRMAN
EDWARD D. BREEN
BOYD L. GEORGE

                             PERFORMANCE GRAPH

     The following graph compares cumulative total return on $100 invested on July 28, 1997, the first day the Common Stock began trading after the Spin-off, in each of the Common Stock, the Standard & Poor's 500 Stock Index ("S&P 500"), the Standard & Poor's 600 SmallCap Telecommunications Equipment Index ("Telecom Equip-Small") and the Standard & Poor's MidCap 400 Telecommunications Equipment Index ("Telecom Equip-Mid"). In 1999, the Company's stock performance graph compared the Company's stock performance to the S&P 500 and the Telecom Equip-Small. Because the Company was added to the Telecom Equip-Mid in 2000, the Company will substitute the Telecom Equip-Mid for the Telecom Equip-Small for subsequent years. Accordingly, the comparison of the Company's stock performance to the Telecom Equip-Small is included for historical purposes only and will not be included next year. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below does not include "when-issued" trading prior to the Spin-off and is not necessarily indicative of future price performance.

                   COMPARISON OF ANNUAL CUMULATIVE TOTAL
                  RETURN OF COMMSCOPE, THE S&P 500 INDEX,
       THE TELECOM EQUIP-SMALL INDEX AND THE TELECOM EQUIP-MID INDEX*

                                [LINE GRAPH]

   -----------------------------------------------------------------------
   COMPANY/INDEX       28 JUL 97   DEC-97   DEC-98    DEC-99    DEC-00
   -----------------------------------------------------------------------
   COMMSCOPE INC          100       88.62   109.35    262.19    107.72
   -----------------------------------------------------------------------
   S&P 500 INDEX          100      103.47   133.04    161.03    146.37
   -----------------------------------------------------------------------
   TELECOM EQUIP-
   SMALL INDEX            100       90.22    74.18    133.13     76.90
   -----------------------------------------------------------------------
   TELECOM EQUIP-
   MID INDEX              100      133.65   108.09    517.52    377.40
   -----------------------------------------------------------------------

*    $100 invested on July 28, 1997 including reinvestment of dividends.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK

     The table below sets forth information as to the beneficial ownership of Common Stock as of March 20, 2001 (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock.


                                   Shares of Common
                                  Stock Beneficially   % of Shares Outstanding
           Name                        Owned(1)           Beneficially Owned
----------------------------        ---------------     ----------------------
FMR Corp. (2)                         3,923,900                   7.6
Edward D. Breen (3)                      21,000                    *
Frank M. Drendel (4)(13)                855,522                   1.7
Duncan M. Faircloth (5)                  14,333                    *
Brian D. Garrett (6)(13)                227,166                    *
Boyd L. George (7)                       30,000                    *
George N. Hutton, Jr. (8)                21,333                    *
Jearld L. Leonhardt (9)(13)             221,660                    *
Frank J. Logan (10)(13)                 123,813                    *
Gene W. Swithenbank (11)(13)            118,756                    *
James N. Whitson (12)                    21,000                    *
All current directors and
  executive officers of the
  Company as a group                  1,978,416                   3.9
  (15 persons)(14)

* The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 20, 2001. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 20, 2001 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the 1997 LTIP.

(2) This information is obtained from a Schedule 13G, dated February 13, 2001, filed with the Commission by: FMR Corp., a parent holding company; Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment advisor; Edward C. Johnson 3d ("Mr. Johnson") and Abigail P. Johnson ("Ms. Johnson"). FMR Corp., Mr. Johnson and Ms. Johnson each report beneficial ownership of 3,923,900 shares. FMR Corp. reports that it has sole voting power over 516,800 shares, no shared voting power and sole dispositive power over 3,923,900 shares. Mr. Johnson and Ms. Johnson each report no voting power and sole dispositive power over 3,923,900 shares. The Schedule 13G states that through their ownership of voting common stock and the execution of a shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. FMR Corp's principal business office is located at 82 Devonshire Street, Boston, Massachusetts 02109.

(3) Includes 20,000 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(4) Includes 480,927 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001. Also includes 100 shares held by the spouse of Frank M. Drendel.

(5) Includes 13,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(6) Includes 145,454 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(7) Includes 20,000 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001. Also includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.

(8) Includes 20,000 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(9) Includes 186,822 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.

(10) Includes 113,360 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(11) Includes 103,469 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(12) Includes 20,000 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001.

(13) Includes the number of shares of Common Stock which were held by the trustee of the Employees Retirement Savings Plan and were allocated to the individual's respective account under the Employees Retirement Savings Plan as of February 28, 2001 as follows: Frank M. Drendel, 745 shares; Brian D. Garrett, 693 shares; Jearld L. Leonhardt, 1,389 shares;  Frank J. Logan, 686 shares;  and Gene W.  Swithenbank,  4,521 shares.

(14) Includes 1,419,090 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 20, 2001. Includes an aggregate of 16,609 shares of Common Stock which were held by the trustees of the Employees Retirement Savings Plan and were allocated to the current officers' respective accounts under the Employees Retirement Savings Plan as of February 28, 2001.

            PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 2001 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company's independent auditor since July 1997. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

     Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Board of Directors in determining whether to continue with the services of Deloitte & Touche LLP.

                            INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees and expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates ("Deloitte") for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2000 and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that year amounted to $194,770.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees and expenses billed by Deloitte for professional information technology services rendered to the Company relating to financial information systems design and implementation for the year ended December 31, 2000 amounted to $595,174.

ALL OTHER FEES

     The aggregate fees and expenses billed by Deloitte for professional services rendered to the Company relating to services other than those described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2000 amounted to $937,927.

     The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte, as discussed above, is compatible with maintaining their independence.

        STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2002 ANNUAL MEETING

     Stockholders who intend to present proposals at the 2002 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, CommScope, Inc., 1375 Lenoir-Rhyne Boulevard, P.O. Box 339, Hickory, North Carolina 28603, and such notice must be received no later than November 30, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 2002 Annual Meeting of Stockholders.

     In addition, under the Company's By-laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at the Annual Meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder's notice must contain the specific information required by the Company's By-laws. A copy of the Company's By-laws, which describes the advance notice procedures, can be obtained from the Secretary of the Company.

                          SOLICITATION OF PROXIES

     Proxies will be solicited electronically, by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a fee of $5,500 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

                               OTHER MATTERS

     The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1375 Lenoir-Rhyne Boulevard, P.O. Box 339, Hickory, North Carolina 28603, Attention: Investor Relations.


                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Frank B. Wyatt, II

                                        Frank B. Wyatt, II
                                        Secretary


Dated:  March 30, 2001
Hickory, North Carolina

                                  ANNEX A

                              COMMSCOPE, INC.

                          AUDIT COMMITTEE CHARTER

The Board of Directors of CommScope, Inc. (the "Company") has established an Audit Committee (the "Committee") with general responsibility and specific duties as described below.

COMPOSITION:
-----------

The Committee shall be comprised of not less than three Directors who shall meet the requirements of the New York Stock Exchange. Committee membership shall be approved by the Board of Directors.

RESPONSIBILITY:
--------------

The Committee's responsibility is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Accountant. The Independent Accountant is ultimately accountable to the Board of Directors and the Committee.

ATTENDANCE:
----------

Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum. As necessary, the Chairperson may request members of Management, the Internal Audit Manager, and representatives of the Independent Accountant to be present at meetings.

MINUTES OF MEETINGS:
-------------------

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee.

SPECIFIC DUTIES:
---------------

The Committee is to:

1. Review with the Company's Management, the Independent Accountant, and the Internal Audit Manager, the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting controls.

2.   Review the Committee's Charter annually, and update as appropriate.

3. Recommend to the Board of Directors the Independent Accountant to be selected (subject to ratification by the stockholders), evaluate the Independent Accountant, approve the compensation of the Independent Accountant, and review and approve any discharge of the Independent Accountant.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Audit Manager.

5. Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, discuss such reports with the Independent Accountant, and if so determined by the Committee, recommend that the Board take appropriate action.

6. Become familiar with the accounting and reporting principles and practices applied by the Company in preparing its financial statements and discuss with the Independent Accountant and Management judgments about the quality, not just the acceptability, of the Company's accounting principles, to include their clarity, consistency and completeness.

7. Review with Management and the Internal Audit Manager the adequacy and the scope of the annual internal audit plan, and any significant audit findings.

8. Review, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations.

9. Review with Management and the Independent Accountant, upon completion of their audit, financial statements for the year prior to their filing with the Securities and Exchange Commission. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 89, relating to the conduct of the year-end audit.

10. Discuss with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountant may have.

11. Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

12. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 annual meeting.

13. Perform such other functions as may be required by law, the Company's Certificate of Incorporation or By-Laws of the Board.

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 4, 2001


The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the "Trustee") of the CommScope, Inc. of North Carolina Employees Retirement Savings Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 4, 2001 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 30, 2001.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                           SEE REVERSE SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One and Two.

PROPOSAL ONE:  To elect two Class I directors for terms ending at the 2004
               Annual Meeting of Stockholders.

FOR all nominees listed below /  /         WITHHOLD AUTHORITY      /  /
(except as marked to the contrary)             to vote for all nominees
                                               listed below

Nominees:      Boyd L. George and George N. Hutton, Jr.

INSTRUCTION:   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
               LINE THROUGH THE NOMINEE'S NAME.


PROPOSAL TWO:  To ratify the appointment by the Board of Directors of the
               Company of Deloitte & Touche LLP as independent auditor for the Company for the 2001 fiscal year.


      FOR   /  /            AGAINST     /  /            ABSTAIN     /  /


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.


Signature(s):                           Date:
              -------------------------       --------------------
Signature(s):                           Date:
              -------------------------       --------------------

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 4, 2001


The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his/her attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 4, 2001 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 30, 2001. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                           SEE REVERSE SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One and Two.

PROPOSAL ONE:  To elect two Class I directors for terms ending at the 2004
               Annual Meeting of Stockholders.

FOR all nominees listed below /  /         WITHHOLD AUTHORITY   /  /
(except as marked to the contrary)            to vote for all nominees
                                              listed below

Nominees:       Boyd L. George and George N. Hutton, Jr.

INSTRUCTION:   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
               LINE THROUGH THE NOMINEE'S NAME.


PROPOSAL TWO:  To ratify the appointment by the Board of Directors of the
               Company of Deloitte & Touche LLP as independent auditor for the Company for the 2001 fiscal year.


      FOR   /  /            AGAINST   /  /            ABSTAIN   /  /

                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.


Signature(s):                           Date:
              -------------------------       --------------------
Signature(s):                           Date:
              -------------------------       --------------------


                                     2